UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

N/A
     (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

CVR Energy, Inc. (“CVR Energy”), an indirect subsidiary of Icahn Enterprises Holdings L.P. and Icahn Enterprises L.P., indirectly owns a majority of the common units representing limited partner interests in CVR Partners, LP (the “Partnership”). In addition, CVR Energy also indirectly owns CVR GP, LLC, the general partner of the Partnership (the “General Partner”), Coffeyville Resources, LLC (“CRLLC”) and Coffeyville Resources Nitrogen Fertilizers, LLC (“CRNF”).

Underwriting Agreement

On May 22, 2013, the Partnership entered into an Underwriting Agreement by and among the Partnership, the General Partner, CRLLC, CRNF, and CVR GP, and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Jefferies LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement provides for the offer and sale (the “Offering”) by CRLLC, as selling unitholder, of 12,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a public offering price of $25.15 per Common Unit. Pursuant to the Underwriting Agreement, CRLLC also granted the Underwriters a 30-day option to purchase up to an additional 1,800,000 Common Units. The Partnership has not received and will not receive any of the proceeds from the Offering and the number of Common Units outstanding will remain unchanged.
The material terms of the Offering are described in the prospectus, dated May 22, 2013, filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on May 23, 2013, pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Offering is registered with the Commission pursuant to a Registration Statement on Form S-3 (File No. 333-183390), filed by the Partnership on August 17, 2012.
The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Partnership, CVR GP, CRLLC and CRNF have agreed to jointly and severally indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.
The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1 -  Underwriting Agreement dated May 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.,
its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.,
its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

Date:  May 28, 2013

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